EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No.1 to Form S-4 on Form S-8 Registration Statement of our reports dated February 8, 2000 included in and incorporated by reference in International Paper Company's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


                                              ARTHUR ANDERSEN LLP


New York, New York
June 19, 2000


                                      12